UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

COMSTOCK INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35200	65-0955118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 American Flat Road, Virginia City, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (775) 847-5272

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2026, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Comstock Inc. (the “Company”) approved equity awards under the Company's 2026 Equity Incentive Plan consisting of an aggregate of 1,961,986 performance stock units (“PSUs”) and 783,618 restricted stock units (“RSUs”) granted to certain employees and executive officers of the Company.

The substantial majority of this incentive program is performance based with the performance targets tied to specified stock price appreciation over a three-year long-term incentive program. All grants represent approximately 37% of the shares authorized for issuance under the Company's recently approved 2026 Equity Incentive Plan.

Of the awards approved by the Compensation Committee, the Company's Chief Executive Officer received 247,252 RSUs and 619,059 PSUs, the Company's Chief Financial Officer received 121,597 RSUs and 304,449 PSUs, and the Company's Chief Accounting Officer received 36,838 RSUs and 92,234 PSUs.

The PSUs are only eligible for vesting based on both the achievement of specified stock price performance targets established by the Compensation Committee over the next three anniversaries of the program and the participants’ continued employment at June 30, 2029. Except as otherwise provided in the applicable grant agreements, participants are not eligible to vest prior to June 30, 2029.

The RSUs vest in three equal annual installments beginning June 30, 2027, subject to the recipient's continued service with the Company through each applicable vesting date.

The foregoing summaries of the RSUs and PSUs are qualified in their entirety by reference to the text of the RSU award agreement and PSU award agreement, which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance Share Unit Award Agreement

10.2	Form of Restricted Stock Unit Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK INC.

Date: June 17, 2026	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer